UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2005



                       TELZUIT MEDICAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                        COMMISSION FILE NUMBER  001-15034


                 FLORIDA                                  01-0656115
     (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)


       5422 CARRIER DRIVE, SUITE 306
             ORLANDO, FLORIDA                               32819
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On October 10, 2005, Telzuit Medical Technologies, Inc. (the "Company") entered into an Employment Agreement with Ronald Earl Breininger, Jr. M.D. (the "Employment Agreement"), pursuant to which Dr. Breininger is to serve as the Company's Medical Director.

     Dr. Breininger's duties as Medical Director include, but are not limited to: supervising the training of the Company's medical employees; developing and approving standard procedures and protocols; participating as a member of the Company's medical advisory board; reporting to the appropriate governmental entities regarding Medicare and Medicaid; and meeting with management and health professionals to review the Company's products, services and quality improvement. The Employment Agreement is for a term of one year, and is renewable for additional one-year terms upon written agreement of the parties, unless earlier terminated by death, disability, or termination for cause, or unless terminated by either party upon thirty days' notice prior to the expiration of the employment term or any renewal term.

     Dr. Breininger will be paid compensation at the rate of two thousand dollars per week beginning in January 2006. For services rendered to the Company during 2005, Dr. Breininger will receive shares of the Company's common stock pursuant to the Company's Equity Compensation Plan (the "S-8 Shares"). These shares have been registered on the Company's S-8 Registration Statement. Dr. Breininger will also be eligible to receive S-8 Shares as an annual stock incentive bonus in an amount to be determined by the Company's Board of Directors, in its sole discretion.

     The foregoing description is qualified in its entirety by reference to the Employment Agreement, a copy of which appears as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 1.01.

ITEM  8.01     OTHER  EVENTS

     On October 13, 2005, the Company issued a news release entitled, "Telzuit Medical Technologies Announces the Addition of a Medical Director for Bio-Patch Cardiac Monitoring Center," a copy of which is attached hereto as Exhibit 99.1.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)       Exhibits.

*10.1     Employment  Agreement,  dated  October  10,  2005.
*99.1     Press  Release,  dated  October  13,  2005

*         Filed  herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October  13,  2005

                                        By:  /s/Don  Sproat
                                             --------------
                                             Don Sproat
                                             President, Chief Executive Officer
                                             and Chief Financial Officer

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